UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): May 30, 2013

ML CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	6199	33-1219511
(State or Other Jurisdiction	(Primary Industrial	(IRS Employer
of Incorporation)	Classification Number)	Identification Number)

16810 East Avenue of the Fountains, Suite 120

Fountain Hills, Arizona. 85268

(480) 816-5308

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Lisa Nelson

President and Chief Executive Officer

ML Capital Group, Inc.

16810 East Avenue of the Fountains, Suite 120

Fountain Hills, Arizona. 85268

(480) 816-5308

(Address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

The Krueger Group, LLP

7486 La Jolla Boulevard

La Jolla, California 92037

(858) 405-7385

Attention: Blair Krueger, Esq.

All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements.  These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: our relationships with strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable laws or regulations, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers

The Board of Directors of ML Capital Group, Inc. (the “Company”) announced today that, effective immediately, it has appointed Carolyn Redendo as an additional member of the Company’s Board of Directors.  A copy of the minutes of the Special Meeting of the Board of Directors’ appointing Ms. Redendo as a member of the Board of Directors is filed as Exhibit 10 to this Current Report.

Ms. Redendo’s biographical information is set forth below:

CAROLYN REDENDO, 44, is a member of the Board of Directors of the Company.  Ms. Redendo is the founder and owner of several restaurants in Fountain Hills, Arizona, including Sofrita, a restaurant which features Spanish cooking techniques.

Ms. Redendo received her Bachelor of Arts in psychology at Hofstra University and a Masters in Educational Leadership at Northern Arizona University.  She spent over ten years as a reading specialist, teacher, and an assistant administrator for the Murphy School District. During that time, Ms. Redendo presented at educational conferences on topics related to English as a Second Language and was the recipient of an Hispanic Women's Academic Award. Ms. Redendo was also an instructor at Phoenix College and Gateway Community College.  She has been honored by the Fountain Hills Chamber of Commerce as "Business Person of the Year" and "Business Advocate of the Year".  Ms. Redendo has also served on the board of directors of The Fountain Hills Community Foundation, Fountain Hills Chamber of Commerce, and Fountain Hills Library Association.

Exhibits

The following exhibits are filed herewith:

Exhibit

Number

Description

10

Minutes of Special Meeting of the Board of Directors Appointing Carolyn Redendo to the Board

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ML CAPITAL GROUP, INC.

Dated: May 30, 2013	By:	/s/ Lisa Nelson
Lisa Nelson
President and Chief Executive Officer